May 2021 Investor Presentation Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation is not a prospectus and is not an offer to sell, nor a solicitation of an offer to buy securities. The issuer has filed a registration statement (including a prospectus) and a prospectus supplement with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement and the documents incorporated by reference therein for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that PHX Minerals Inc. (“PHX” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA and discretionary cash flow are supplemental non-GAAP measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “Adjusted EBITDA” as net income (loss) plus interest expense, provision for impairment, depreciation, depletion and amortization of properties and equipment, including amortization of other assets, provision (benefit) for income taxes and unrealized (gains) losses on derivative contracts. PHX defines “discretionary cash flow” as Adjusted EBITDA minus interest expense plus gain on sale. PHX references Adjusted EBITDA and discretionary cash flow in this presentation because it recognizes that certain investors consider Adjusted EBITDA and discretionary cash flow useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA and discretionary cash flow have limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA or discretionary cash flow may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2020, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC.

Investment Considerations

Company Overview 4Q 2019 2Q 2021 Key Statistics Source: Company information and Enverus As of 3/31/20 pro forma for completed April 2021 acquisition Q2 2021 production as of 3/31/2020 See Slide 20 for non-GAAP reconciliation PROB and POSS inventory based on D&M prepared reserve report as of fiscal YE2020 pro forma for Oct 2020, Nov 2020, Dec 2020 and Jan 2021, April 2021 completed acquisitions Provided by Enverus as of 3/31/2021 25.52 Q2 ‘21 Production (Mmcfe/d) (2) Production Split (2) Net Mineral Acres (000’s) (1) 255 76 25.52

Diversified Mineral Position Over 70%1 of PHX’s net mineral position is currently unleased Provides opportunity to generate additional cash flow from lease bonus payments and royalties without spending additional capital PHX has an active program in place to lease available acres A diversified portfolio of minerals acts as a call option on several prospective plays & zones Source: Company information As of 03/31/2021 pro forma for completed April 2021 acquisition As determined by Wells in Progress Top Operators of PHX Minerals2

Inventory by Basin Note: Inventory based on D&M prepared reserve report as of fiscal YE2020 pro forma for Oct 2020, Nov 2020, Dec 2020, Jan 2021 and April 21 completed acquisitions 1 Average net interest on producing royalty wells 2 Wells in progress & permits are as of 3/31/2020 pro forma for completed April 2021 acquisition PROB locations are beyond SEC 5 year rule and not related to expected well performance or incremental risk Other undeveloped inventory is largely comprised of Ellis County Marmaton assets Gross Undeveloped Locations

Reserves Summary

Reserve Category	PV-10 Value ($mm) SEC[1]	Strip[2]	$60 / $3.50[3]
PDP	$40.8	$68.1	$95.6
PUD	3.9	6.8	8.3
Total Proved Reserves	**$44.7**	**$74.9**	**$103.9**
Probable[4]	30.6	71.7	89.0
Possible[4]	21.8	30.3	38.0
Total 3P Reserves	**$97.1**	**$177.0**	**$230.8**


SEC Pricing ¹
4%
42%
22%
$97
32%


Strip Pricing²
4%
16%
41%
$177
39%


$60 / $3.50 Flat Pricing³
4%
17%
38%
$231
41%
PDP
PUD
Probable
Possible

Note:
1 Proved Reserves per 3/31/21 D&M MY report, Probable/Possible per 9/30/20 D&M YE report using 3/31/21 effective date; 3/31/21 SEC price deck of $37.52 per bbl of oil, $10.95 per bbl of NGL, $1.96 per mcf of gas
2 Proved Reserves per 3/31/21 D&M MY report, Probable/Possible per 9/30/20 D&M YE report using 3/31/21 effective date, 4/26/21 strip price of WTI/HH 21: $61.03/$2.95, 2022: $57.71/$2.72, 2023: $54.98/$2.57, 2024: $53.29/$2.56, 2025: $52.36/$2.58, 2026: $51.88/$2.60, 2027: $51.69/$2.62, 2028: $51.72/$2.63, 2029: $51.96/$2.66, 2030: $52.34/$2.72, 2031: $52.79/$2.76, 2032+: $53.22/$2.82. Pro forma for recent acquisition activity, including the completed April 2021 acquisition, dating back to October 2020
3 Proved Reserves per 3/31/21 D&M MY report, Probable/Possible per 9/30/20 D&M YE report using 3/31/21 effective date, flat price deck of $60.00 WTI /$3.50 HH utilized for all reserve categories. Pro forma for recent acquisition activity, including the completed April 2021 acquisition, dating back to October 2020
4 Probable and Possible locations scheduled out approximately 15 years

PHX MINERALS

7

Southern SCOOP Acquisition History Haynesville SCOOP / STACK Bakken/ Three Forks 1 2 3 Date: Purchase Price: NRA: Net Production2: Gross Undeveloped / WIP Locations2: Source: Company information 2,485 NMA / 3,378 NRA in Bakken / Three Forks; other acreage lies outside play outline and in other states At time of respective acquisition Estimated March 2021 production Proven Track Record of Sourcing and Executing Acquisitions in Various Market Conditions 4

SCOOP & STACK Activity Source: Company info and Enverus Source – Enverus; Accessed 3/31/2021 Wells with a permit date, spud date or date of 1st production in the 24 months from 3/31/2019 to 3/31/2021 3A Ovintiv March 2021 IR Presentation; 3B Ovintiv September 2020 IR Devon February 2021 IR Presentation 5A Continental Resources November 2020 IR; 5B Continental Resources February 2021 IR 8851 gross wells have commenced operations in the last 24 months2 612 Active Producers 222 DUCs 25 Drilling 22 Permitted 4 Completed ARDMORE CLR SpringBoard III SpringBoard III Update ~33,000 Net Acres, ~70% WI and up to 260 Operated undeveloped locations5A Strategic Bolt-On Acquisition of 19,500 acres for ~$200MM5A SpringBoard III & IV Sycamore & Woodford delineation wells outperforming 1.5 MMBOE Woodford Type Curve Projections5B

Key Statistics2 Top Operators6 Net Mineral Acres2 6,817 1.9 Core NMA1 Prod.3 Portfolio Contribution PHX SCOOP Position Net Production (Mmcfe/d)2 Note: Excludes open acreage As of 3/31/2021 pro forma for completed April 2021 acquisition As of 3/31/2020 Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2021 As determined by Wells in Progress

SpringBoard I & II Area of Interest

- Selected key operators: Continental Resources and Marathon
- Focus area for Continental / Franco-Nevada JV
- Targeted zones include the Springer Shale, the Mississippi Sycamore and the Woodford Shale
- PHX Ownership [(1)(2)]: 976 Net Mineral Acres/636 Net Royalty Acres
- Gross Wells In Progress [(3)]: 19
- Gross Active Permits [(4)]: 0


SCOOP


SpringBoard I & II Area of Interest
WIPs
PDPs
Springboard I & II
PHX Ownership
Grady
7N
6W
7N
5W
6N
6W
6N
5W

Source: Company info and Enverus
1 As of 3/31/2020; Includes overriding royalty acres
2 Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission
3 Wells spud and drilled but not completed over last 24 months
4 Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months

11

SpringBoard III Area of Interest

- Selected key operators: Continental Resources, Camino, Ovintiv
- Targeted zones include the Mississippi Sycamore and the Woodford Shale
- PHX Ownership[1,2]: 1,399 Net Mineral Acres/1,823 Net Royalty Acres
- Gross Wells In Progress[3]: 9
- Gross Active Permits[4]: 0
- In November 2020, Continental Resources announced the "Strategic Acquisition" of Casillas Petroleum - 19,500 NMA for $200MM[5]
- Assume Continental will drill Springboard III at a similar pace to SpringBoard I (154 wells over 3 years)



SpringBoard III
1N 5W
1N 4W
1N 3W
1N 2W
GARVIN
CARTER
1S 5W
1S 4W
1S 3W
1S 2W
2S 4W
2S 3W
2S 2W
STEPHENS
Rig
Permits
WIPs
HZ Active Wells
Springboard III
Acq. April 2021
PHX Ownership

PHX MINERALS

Source: Company info and Enverus
1 As of 3/31/2020 pro forma for completed April 2021 acquisition
2 Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission
3 Wells spud and drilled but not completed over last 24 months
4 Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months
5 Continental Resources November 2020 Presentation

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Excellent Geologic Attributes


MERGE
SpringBoard I, II
McClain
Cleve
SCOOP
SpringBoard IV
Stephens
SpringBoard III

Woodford Gross Thickness

- Geology has a big impact on well spacing
- Springboard III (Sho-Vel-Tum), just like Springboard IV (Core SCOOP), has ~3X net thickness and ~3x the in-place reserves compared to the Merge area
- Future upside exists in areas of higher in-place reserves as industry continues to delineate landing zones and down spacing


Sho-Vel-Tum / SpringBoard III
755' Thick
SCOOP / SpringBoard IV
515' Thick
SYCAMORE
MERGE
277' Thick
WOODFORD SHALE
~3x more reservoir volume

PHX SpringBoard III Base Case[1] Winerack & Undrilled Inventory


1,320' apart 4 wells / unit
173 Undrilled Sycamore Locations
880' apart 6 wells / unit
259 Undrilled Woodford Locations

PHX MINERALS

Note:
1 PHX internally created a base case development plan using internal expertise to select undrilled inventory on a section by section basis

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Woodford Isopach + Key Recent Producers 1 2 3 4 5 6 7 8 SKEET 17-20 LW1H LOWER WOODFORD LANDING ZONE Notable Woodford HZs 1 3 4 5 6 7 8 2 Springboard III & IV Woodford wells are outperforming 1.5 MMBOE6 Type Curve Projections CLR TC Projection – 1st 180 Days: ~150 MBOE61 Actual Well Performance – 1st 180 Days: ~200 MBOE61 Note: 1 Continental Resources February 2021 Presentation

Key Statistics2 Top Operators6 Net Mineral Acres2 5,814 4.0 Core NMA1 Portfolio Contribution STACK Position Net Production (Mmcfe/d)2 Note: Excludes open acreage As of 3/31/2021 pro forma for completed April 2021 acquisition As of 3/31/2021 Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2021 As determined by Wells in Progress Prod.3

Southwestern Kingfisher County Area of Interest

- Selected key operators: Ovintiv and Devon
- Targeted zones include the Woodford Shale and the Meramec
- Devon / Dow Chemical JV in active row development with Dow providing 65% of partnership capital through a $100mm drilling carry over the next 4 years
- Ovintiv "cube development" posting strong returns
- PHX Ownership (1)(2): 1,328 Net Mineral Acres/2,069 Net Royalty Acres
- Gross Wells In Progress (3): 35
- Gross Active Permits (4): 20

Ovintiv
1 Active Rig, 25 WIPs, 12 Permits
Cube Development

Devon / Dow JV
1 Active Rig, 3 WIPs, 8 Permits
Row Development



Southwestern Kingfisher County Area of Interest
16N 12W
16N 11W
16N 10W
16N 9W
16N 8W
16N 7W
15N 12W
15N 11W
15N 10W
15N 9W
15N 8W
15N 7W
14N 11W
14N 10W
14N 9W
14N 8W
14N 7W
STACK Position
Rig
Permits
WIPs
STACK AOI
PHX Ownership

Source: Company info and Enverus
1 As of 3/31/21
2 Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission
3 Wells spud and drilled but not completed over last 24 months
4 Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months

PHX MINERALS

16

Key Statistics2 Top Operators6 Net Mineral Acres2 474 4.7 Core NMA1 Portfolio Contribution Haynesville Position Net Production (Mmcfe/d)2 Note: Excludes open acreage As of 3/31/2021 Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2021 As determined by Wells in Progress Prod.3

San Augustine County Area of Interest Selected key operators: Aethon and Comstock Targeted zone is the Haynesville Shale PHX Ownership (1): 223 Net Mineral Acres / 326 Net Royalty Acres Gross Wells In Progress (2): 0 Gross Active Permits (3): 0 All 16 WIPs purchased with acquisition now online Source: Company info and Enverus As of 3/31/21 Wells spud and drilled but not completed over last 24 months Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months Haynesville San Augustine County Area of Interest

Financial Highlights Production (mmcfe/d) Adjusted1 EBITDA ($mm) Discretionary Cash Flow ($mm)2 Total Debt ($mm) Source: Company filings 1 Adjusted to exclude gain on sale; See Slide 20 for a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure 2 Calculated as Adjusted EBITDA minus interest expense plus gain on sale; See Appendix for GAAP to non-GAAP reconciliation 3 Total debt as of 4/30/2021 3

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Hedge Position as of May 3, 2021 Natural Gas Hedges (mcf) Crude Oil Hedges (bbl) Swap Price:1 Collar Floor:1 Collar Ceiling:1 Source: Company flings 1 Gas hedge prices are in $/mcf and Oil hedge prices are in $/bbl 2 Calendar years Mix of collars and swaps designed to provide upside exposure while protecting downside risk 2 2 2 2 2 2

Why Invest in PHX? 1 2 3 4 5

Appendix

Company Leadership

11,576 4.8 Portfolio Contribution Arkoma Stack Position Top Operators6 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Prod.3 Note: Excludes open acreage As of 3/31/2021 As of 3/31/2021 Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2021 As determined by wells on production

3,106 1.2 Portfolio Contribution Bakken/Three Forks Position Top Operators6 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Note: Excludes open acreage As of 3/31/2021 As of 3/31/2021 Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2021 As determined by Wells in Progress Prod.3

38,788 0.2 Portfolio Contribution Permian Position Top Operators6 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Note: Excludes open acreage As of 3/31/2021 As of 3/31/2021 Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2021 As determined by wells on production Prod.3 SM Energy Rockstar Area Delray Oil, Inc.

9,871 3.9 Portfolio Contribution Fayetteville Position Top Operators6 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Prod.3 Note: Excludes open acreage As of 3/31/2021 As of 3/31/2021 3 Undeveloped Locations consists of PROB and POSS locations 4 Provided by Enverus as of 3/31/2021 5 As determined by wells on production